Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Landec Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending July 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory S. Skinner, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GREGORY S. SKINNER
Gregory S. Skinner
Vice President, Finance and Chief Financial Officer
September 11, 2002